UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21113
Constellation Institutional Portfolios
(Exact name of registrant as specified in charter)
303 Broadway, Suite 1100
Cincinnati, OH 45202
(Address of principal executive offices) (Zip code)
Jill McGruder
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
(Name and address of agent for service)
registrant’s telephone number, including area code: (513) 362-8431
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2006

CIP Sands Capital Institutional Growth Portfolio

CIP JSAM Large Cap Value Portfolio

CIP JSAM Value Portfolio

Investment Manager

Touchstone Advisors, Inc.

Investment Sub-Advisers

Sands Capital Management, LLC

JS Asset Management, LLC

Contents

1	Letter to Our Shareholders
2	Performance
3	Disclosure of Fund Expenses
4	Investment Review: CIP Sands Capital Institutional Growth Portfolio
7	Investment Review: CIP JSAM Large Cap Value Portfolio
10	Investment Review: CIP JSAM Value Portfolio
13	Schedule of Investments
16	Financial Statements
20	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Shareholder Additional Information
26	Trustees and Executive Officers

Letter to Our Shareholders

Dear Fellow Shareholder,

We are pleased to provide you with the Constellation Institutional Portfolios Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended December 31, 2006.

During the year, the economy grew at a moderate rate as the effects of Federal Reserve Board (“Fed”) rate hikes spread. Short-term consumer and business borrowing costs have moved in stride with the Fed changes. Uncertainties about future rate increases remain as analysts are watchful of the Fed’s views of inflation, the housing and job markets, and other key economic indicators. Oil prices fell more than 30% from their highs. With the decline in energy prices, corporations exhibited continued strength in profit growth from lower operating costs and better customer purchasing power.

Equity markets again posted positive results. The Dow Jones Industrial Average reached an all-time high. Value stocks outperformed growth stocks for the seventh consecutive year. Small cap stocks outperformed large-cap stocks as represented by the market-weighted Russell Indexes.

Touchstone Investments is committed to providing investors access to proven institutional money managers who act in a sub-advisory capacity. Our sub-advisors are independent and successful investment management firms with demonstrated proficiency in their declared area of expertise. During the year, each sub-advisor adhered to its disciplined investment process, and maintained the strategies that have been utilized since each Portfolio’s inception. We hope that you find the enclosed commentaries helpful.

Thank you for your investment.

Sincerely,

Jill T. McGruder
President
Constellation Institutional Portfolios

Constellation Institutional Portfolios 2006 Annual Report  _ _  1

Performance

Total Returns of the Constellation Institutional Portfolios
Through December 31, 2006

Current performance may be different than the performance data quoted. Please call (800) 304-2459 for the most recent month end performance information.

		(Annualized)
	One	Since	Total Net
	Year	Inception	Assets ($mil)

CIP Sands Capital Institutional Growth Portfolio*	(5.85)%	5.52%	$1,234.5
Russell 1000 Growth Index	9.07%	9.34%
Inception date: 1/21/05

CIP JSAM Large Cap Value Portfolio*	17.32%	12.02%	$21.8
Russell 1000 Value Index	22.25%	16.32%
Inception date: 6/20/05

CIP JSAM Value Portfolio*	14.35%	12.40%	$10.2
Russell Midcap Value Index	20.22%	17.46%
Inception date: 6/17/05

The Constellation Institutional Portfolios are distributed by Touchstone Securities, Inc., Cincinnati, OH 45202. The investor should consider the investment objectives, risks, charges and expenses before investing. This information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the funds, can be obtained by calling (800) 304-2459. Read the prospectus carefully before investing. The performance data quoted represents past performance and the principal value, and the investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

The performance in the above table does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. The indexes mentioned are unmanaged statistical composites of stock market performance. Investing in an index is not possible.

*	Investing in non-diversified portfolios may increase volatility and expose the investor to greater risk of loss from a small number of holdings.

2  _ _  Constellation Institutional Portfolios 2006 Annual Report

Disclosure of Fund Expenses

Constellation Institutional Portfolios
Disclosure of Fund Expenses (unaudited)
For the Six Month Period July 1, 2006 to December 31, 2006

All mutual funds have operating expenses. As a shareholder of a Fund (i.e., a CIP Portfolio), you incur ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

Hypothetical 5% Return:  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period shown, but that the expense ratio (in the “Expense Ratio” column) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other funds.

Note: Because the hypothetical return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown may not apply to your specific investment.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	7/1/06	12/31/06	Ratios	Period (1)

CIP Sands Capital Institutional Growth Portfolio
Actual Fund Return	$1,000.00	$1,038.40	0.79%	$4.06
Hypothetical 5% Return	1,000.00	1,021.22	0.79%	4.02

CIP JSAM Large Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,149.60	0.73%	$3.96
Hypothetical 5% Return	1,000.00	1,021.53	0.73%	3.72

CIP JSAM Value Portfolio
Actual Fund Return	$1,000.00	$1,176.50	0.88%	$4.83
Hypothetical 5% Return	1,000.00	1,020.77	0.88%	4.48

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Constellation Institutional Portfolios 2006 Annual Report  _ _  3

Investment Review

CIP Sands Capital Institutional Growth Portfolio
Subadvised by Sands Capital Management
2006 Annual Commentary (unaudited)

Investment Philosophy and Process

The manager’s basic investment is that of a growth investor. Sands Capital Management, LLC (“Sands Capital”) believes that “the secret to common stock price appreciation is sustained above average growth of earnings” and the investment process applied to the CIP Sands Capital Institutional Growth Portfolio is consistent with that belief. To execute on that philosophy, the Fund invests in 25 to 30 companies that Sands Capital believes to be outstanding business enterprises. The portfolio management team at Sands Capital finds that companies meeting its investment criteria are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries.

Portfolio Performance and Review

The total return of the CIP Sands Capital Institutional Growth Portfolio was (5.85)% for the year ended December 31, 2006. The total return of the Russell 1000® Growth Index was 9.07% for the same period.

The Portfolio’s underperformance was primarily attributable to security selection; sector exposure was a secondary factor. These negative effects were partially offset by beta* policy, which positively contributed to relative performance.

Because the Portfolio is concentrated and fully invested at all times, performance can be relatively volatile. Holdings that detracted from performance were eBay, Apollo Group, Red Hat, and Teva Pharmaceutical. The Portfolio had no positions in strong-performing Index constituents Microsoft and Cisco Systems, which detracted from relative performance. Positive contributions came from holdings in Google, Intercontinental Exchange, America Movil, and Starbucks. Avoiding weak-performing Index components, Intel and United Healthcare, also helped relative performance.

The Portfolio’s positions in eBay and Apollo Group performed poorly. The growth rates of these two companies decelerated faster and sooner than we forecasted, and the share prices reacted accordingly. eBay’s deceleration was largely a result of its inability to generate additional categories in its core U.S. auction business coupled with some missteps in its attempts to penetrate the key markets in Asia. Apollo’s slowdown was caused by the rapid maturation of its core student target market (working adults attending the University of Phoenix) coupled with poor execution by management, and we eliminated the position from the Portfolio.

The Portfolio also exited Red Hat when Oracle (a valued Red Hat partner) announced it would enter the Linux space in a manner neither we nor the market had anticipated. The Portfolio had owned leading Linux vendor Red Hat because it positioned itself to capture the value of the trend toward open source software. However, because Oracle decided to compete directly and aggressively against Red Hat by re-branding and selling Red Hat’s own version of Linux at half the price, the rationale for owning Red Hat was destroyed overnight.

Sector weightings are a product of our bottom up research. Sectors in which Sands Capital has historically found dynamic earnings growth, such as Technology, Health Care and Consumer Discretionary lagged the benchmark. In order to have had positive investment results this past year, we would have had to deviate from our bottom-up strategy and rotate into companies categorized as Utilities, Producer Durables and Integrated Oils. We traditionally have had little exposure to companies in these sectors because their underlying cyclicality makes it difficult to realize consistent, above average-earnings growth.

Current Strategy and Outlook

Notwithstanding our expectation of long-term ownership, the Portfolio continues to evolve through the introduction of promising ideas based on where we find sustainable growth. New additions in 2006 were:

•	Varian Medical Systems, a leader in radiation therapy oncology systems

•	IntercontinentalExchange, an emerging leader in electronic energy derivatives trading

•	Schlumberger, the technological leader in oilfield services

4  _ _  Constellation Institutional Portfolios 2006 Annual Report

Investment Review

•	Apple Computer, the most innovative consumer electronics company

•	America Movil, Latin America’s dominant wireless telecom operator

•	Broadcom, a leading broadband communications semiconductor company.

We believe that the Portfolio is well positioned to capture the value created by a number of promising trends, including advances in radiation oncology, the shift from open outcry to electronic futures trading, a secular supply/demand imbalance in energy, and rapid innovation in technology products. By our calculations, the Portfolio has a weighted average projected earnings growth rate of approximately 23% per year for the next five years. If the underlying businesses deliver high-quality business results that meet or exceed our growth expectations, we believe that the Portfolio is likely to add value over our four- to five-year time horizon.

While many of the Portfolio’s stocks underperformed its benchmark in 2006, the businesses behind these stocks were, on the whole, continuing to deliver strong sales and earnings growth. History says that over long periods of time stock prices follow earnings growth. There are many examples of growth companies where it paid to sit tight and persevere through what turned out to be short-lived pullbacks in the underlying stocks.

* Beta measures a fund’s market-related risk. By definition, the market beta is 1.00.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values.

The Russell 1000 Growth Index is an unmanaged index and the performance of the index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Constellation Institutional Portfolios 2006 Annual Report  _ _  5

Investment Review

CIP Sands Capital Institutional Growth Portfolio

AVERAGE ANNUAL TOTAL RETURN
One Year Ended 12/31/06*	(5.85)%
Inception 1/21/05(1) through 12/31/06*	5.52%

Growth of a $10,000 investment since Fund inception.

*	Assumes reinvestment of all dividends and distributions.

Investing in non-diversified portfolios may increase volatility and expose the investor to greater risk of loss from a small number of holdings.

Returns quoted represent past performance.  Current performance may be lower or higher than the returns shown here.
Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  _ _  Constellation Institutional Portfolios 2006 Annual Report

Investment Review

CIP JSAM Large Cap Value Portfolio
Sub-Advised by JS Asset Management, LLC
2006 Annual Commentary (unaudited)

Investment Philosophy and Process

The Portfolio seeks long-term growth of capital and income by primarily investing in common stock of large capitalization companies believed to have below-average valuations in light of their improving business fundamentals.

JS Asset Management pursues a bottom-up approach and focuses on undervalued individual companies that have catalysts to improve their valuations over the long-term. Our fundamental analysis includes studying financial statements, speaking with company management, examining sectors and industries, reviewing competitors, and leveraging sell-side analysts for data, not their opinions. We look for hidden or undervalued assets, cost-cutting initiatives, changes in management, increasing insider ownership, or positive sector and industry changes that may be on the horizon. The Portfolio is concentrated; therefore, it is sometimes significantly underweight or overweight in certain sectors. Stocks are evaluated based on their potential price appreciation expected over the next 18-24 months. We’re patient and will maintain or increase a position as long as the business fundamentals and the catalyst are in place.

Portfolio Performance and Review

The total return, including the reinvestment of dividends, of the CIP JSAM Large Cap Value Portfolio was 17.32% for the year ended December 31, 2006. The total return of the Russell 1000® Value Index was 22.25% for the same period.

We continuously review the Portfolio’s holdings to ensure that catalysts for investment remain, while also studying opposing theories and looking for new ideas. This research methodology often results in substantial differences for the Portfolio’s sector weightings when compared to the benchmark. For example, we still do not see catalysts to warrant an investment in any of the Integrated Oils companies and the Portfolio was substantially underweight this industry.

Specific stock selection and sector allocations detracted from performance. Good absolute performance in the Autos & Transportation and Energy sectors was not enough to offset the performance in the Materials & Processing sector. The Portfolio was also underweight positions in the well performing Utilities sector and Integrated Oils industry, which also resulted in the Fund’s underperformance.

The Portfolio’s weight in the Autos & Transportation sector increased as new Airlines industry positions were added. New investments were also made in the Telecom Equipment and Telecom Utility industries. Throughout the year, as stocks in the Portfolio met or came close to price targets, we trimmed exposure stocks in the Materials & Processing, Consumer Discretionary, Technology, and Telecom Equipment companies. Positions in Lear, Altria, ABB Ltd, Merrill Lynch, Bank of America, Boeing, Teradyne, North Fork Bancorp, International Paper, Liberty Media, Sony, and Honeywell were sold as price targets were met.

The Portfolio benefited from many strong-performing holdings, including AMR, Safeway, Fannie Mae, JPMorgan Chase and Reliant Energy; we increased the Portfolio’s position in Reliant Energy. Good stock picking in the Financial Services sector was a large contributor to the Portfolio’s performance during the quarter. We are optimistic about a potential wave of mortgage refinancing, as the record amount of adjustable-rate mortgages originated in 2004 and 2005 face much higher rates. We favor those Financial Services companies who stand to benefit, including mortgage and money center banks, and added Genworth Financial and Countrywide Financial as part of this theme.

We also purchased D.R. Horton given our view of improved fundamentals in the homebuilding industry. Following discussions with corporate management teams in the housing industry and given the catalysts found in our research, we are now more optimistic about the industry’s potential for growth due to recently improved supply and demand fundamentals. We project that new construction levels in the spring of 2007 will drop to the lowest level in 25 years, thus reducing supply. Demand should also improve with lower long-term interest rates and lower construction costs. As long as the economy does not fall into recession, we think the bottom in the housing market will be reached in 2007.

Constellation Institutional Portfolios 2006 Annual Report  _ _  7

Investment Review

Current Strategy and Outlook

We are concerned that the broader stock market appears fully valued and believe that there are fewer sectors that look attractive for investment. We are finding very few potential values in traditionally “safe” sectors, like Utilities, REITs, and Consumer Staples. In the fifth year of economic recovery, corporate profit margins are near record levels while the consumer is financially stretched. Trade and budget shortfalls remain. Private equity activity is reaching unsustainable levels and the bond market looks particularly unappealing given extremely narrow credit spreads. Growth in the United States has slowed significantly, and we believe it is likely that the Fed will need to cut short rates during 2007. If rates are cut, lower bond yields would follow and inflation fears would continue to ease.

In this type of environment, the cyclical sectors, particularly Energy and Materials have performed poorly while Financial Services stocks have performed well. In light of this, we believe the Portfolio is well positioned for this type of environment.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forcasted growth values.

The Russell 1000 Value Index is an unmanaged index and the performance of the index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

8  _ _  Constellation Institutional Portfolios 2006 Annual Report

Investment Review

CIP JSAM Large Cap Value Portfolio

AVERAGE ANNUAL TOTAL RETURN
One Year Ended 12/31/06*	17.32%
Inception 6/20/05(1) through 12/31/06*	12.02%

Growth of a $10,000 investment since Fund inception.

*	Assumes reinvestment of all dividends and distributions.

Investing in non-diversified portfolios may increase volatility and expose the investor to greater risk of loss from a small number of holdings.

Returns quoted represent past performance.  Current performance may be lower or higher than the returns shown here.
Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Constellation Institutional Portfolios 2006 Annual Report  _ _  9

Investment Review

CIP JSAM Value Portfolio
Sub-Advised by JS Asset Management, LLC
2006 Annual Commentary (unaudited)

Investment Philosophy and Process

The Portfolio seeks long-term growth of capital and income by primarily investing in common stock believed to have below-average valuations in light of their improving business fundamentals The Portfolio invests in companies of any size, although JS Asset Management (“JSAM”) intends to primarily invest in stocks of companies with market capitalizations in excess of $1 billion.

JS Asset Management pursues a bottom-up approach and focuses on undervalued individual companies that have catalysts to improve their valuations over the long-term. Our fundamental analysis includes studying financial statements, speaking with company management, examining sectors and industries, reviewing competitors, and leveraging sell-side analysts for data, not their opinions. We look for hidden or undervalued assets, cost-cutting initiatives, changes in management, increasing insider ownership or positive sector and industry changes that may be on the horizon. We are sometimes significantly underweight or overweight sectors in our concentrated portfolio. Stocks are evaluated based on their potential price appreciation expected over the next 18-24 months. We’re patient and will maintain our position as long as the business fundamentals and the catalyst are in place or, we may even buy more.

Portfolio Performance and Review

The total return, including the reinvestment of dividends, of the CIP JSAM Value Portfolio was 14.35% for the year ended December 31, 2006. The total return of the Russell Midcap® Value Index was 20.22% for the same period.

During the year, we continuously reviewed the Portfolio’s holdings to ensure that catalysts for investment remained, while also studying opposing theories and looking for new ideas. This research methodology often results in substantial differences for the Portfolio’s sector weightings when compared to the benchmark. For example, we still do not see catalysts to warrant an investment in any of the Integrated Oils companies and the Portfolio was substantially underweight this industry.

Specific stock selection and sector allocations detracted from performance. The Portfolio benefited from strong performers Alliance Semiconductor, U.S. Airways, Bombardier, Gold Kist, UAL Corp., Fannie Mae and Reliant Energy. Overweight positions in the Autos & Transportation, Technology and Energy sectors were not enough to offset the poor performance from Abitibi-Consolidated and Global Power Equipment Group.

Positions were initiated in Hudson Highland Group and Libbey due to stock-specific catalysts. As a result, the Portfolio’s weight in Industrials and Consumer Discretionary increased. New investments were made in the Telecom Equipment and Telecom Utility industries. We also purchased D.R. Horton given our view of improved fundamentals in the homebuilding industry. Following discussions with corporate management teams in the housing industry and given the catalysts found in our research, we are now more optimistic about the industry’s potential for growth due to recently improved supply and demand fundamentals. We project that new construction levels in the spring of 2007 will drop to their lowest level in 25 years, thus reducing supply. Demand should also improve with lower long-term interest rates and lower construction costs. As long as the economy does not fall into recession, we think the bottom in the housing market will be reached in 2007.

Throughout the year, as stocks in the Portfolio met or came close to price targets, we trimmed exposure to Materials & Processing, Financial Services, Technology, Autos & Transportation, and Telecom Equipment companies.

Current Strategy and Outlook

We are finding very few potential values in traditionally “safe” sectors, like Utilities, REITs, and Consumer Staples. In the fifth year of economic recovery, corporate profit margins are near record levels while the consumer is financially stretched. Trade and budget shortfalls remain. Private equity activity is reaching unsustainable levels and the bond market looks particularly unappealing given extremely narrow credit spreads. Growth in the United States has slowed significantly, and we believe it is likely that the Fed will need to cut short rates during 2007. If rates are cut, lower bond yields would follow and inflation fears would continue to ease.

10  _ _  Constellation Institutional Portfolios 2006 Annual Report

Investment Review

In this type of environment, the cyclical sectors, particularly Energy and Materials and Processing have performed poorly while Financial Services stocks have performed well. In light of this, we believe the Portfolio is well positioned for this type of environment.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell Midcap Value Index is an unmanaged index and the performance of the index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Constellation Institutional Portfolios 2006 Annual Report  _ _  11

Investment Review

CIP JSAM Value Portfolio

AVERAGE ANNUAL TOTAL RETURN
One Year Ended 12/31/06*	14.35%
Inception 6/17/05(1) through 12/31/06*	12.40%

Growth of a $10,000 investment since Fund inception.

*	Assumes reinvestment of all dividends and distributions.

Investing in non-diversified portfolios may increase volatility and expose the investor to greater risk of loss from a small number of holdings.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12  _ _  Constellation Institutional Portfolios 2006 Annual Report

Constellation Institutional Portfolios – Sands Capital Institutional Growth Portfolio

Schedule of Investments
December 31, 2006

Sector Weightings+ (unaudited)

Consumer Discretionary	12.88%
Consumer Staples	3.41%
Energy	3.98%
Financial Services	13.41%
Health Care	31.17%
Technology	31.04%
Telecommunication	4.11%

Total Investments	100.00%

+	As a percent of total investments

		Market
Shares		Value

COMMON STOCKS – 99.03%

CONSUMER DISCRETIONARY – 12.75%

1,847,200	Lowe’s Cos., Inc.	$57,540,280
2,819,300	Starbucks Corp.*	99,859,606

		157,399,886

CONSUMER STAPLES – 3.38%

907,800	Walgreen Co.	41,658,942

ENERGY – 3.94%

770,200	Schlumberger Ltd.	48,645,832

FINANCIAL SERVICES – 13.28%

126,300	Chicago Mercantile Exchange Holdings, Inc. – Class A	64,381,425
459,000	IntercontinentalExchange, Inc.*	49,526,100
723,900	Moody’s Corp.	49,992,534

		163,900,059

HEALTH CARE – 30.87%

507,400	Abraxis BioScience, Inc.*	$13,872,316
523,300	Allergan, Inc.	62,659,942
951,830	Genentech, Inc.*	77,221,968
906,700	Genzyme Corp.*	55,834,586
236,800	Intuitive Surgical, Inc.*	22,709,120
452,200	Patterson Cos., Inc.*	16,057,622
482,700	Stryker Corp.	26,601,597
1,541,600	Teva Pharmaceutical Industries Ltd. (ADR)	47,912,928
699,200	Varian Medical Systems, Inc.*	33,260,944
318,000	Zimmer Holdings, Inc.*	24,924,840

		381,055,863

TECHNOLOGY – 30.74%

705,900	Apple Computer, Inc.*	59,888,556
1,587,800	Broadcom Corp. – Class A*	51,301,818
1,835,900	eBay, Inc.*	55,205,513
257,100	Google, Inc. – Class A*	118,389,408
374,400	Iron Mountain, Inc.*	15,477,696
1,166,100	QUALCOMM, Inc.	44,066,919
1,378,100	Yahoo!, Inc.*	35,196,674

		379,526,584

TELECOMMUNICATION – 4.07%

1,110,800	America Movil S.A. de C.V. – Class L (ADR)	50,230,376

TOTAL COMMON STOCKS (cost $1,180,604,408)		$1,222,417,542
OTHER ASSETS LESS LIABILITIES – 0.97%		12,033,693

NET ASSETS – 100.00%		$1,234,451,235

*	Non-income producing security

ADR – American Depositary Receipt

Constellation Institutional Portfolios 2006 Annual Report  _ _  13

Constellation Institutional Portfolios – JSAM Large Cap Value Portfolio

Schedule of Investments
December 31, 2006

Sector Weightings+ (unaudited)

Consumer Discretionary	5.67%
Consumer Staples	4.08%
Financial Services	36.59%
Health Care	7.55%
Industrials	11.03%
Materials and Processing	3.22%
Technology	17.75%
Telecommunication	5.12%
Utilities	8.99%

Total Investments	100.00%

+	As a percent of total investments

		Market
Shares		Value

COMMON STOCKS – 92.04%

CONSUMER DISCRETIONARY – 5.21%

21,600	D.R. Horton, Inc.	$572,184
9,100	Federated Department Stores, Inc.	346,983
29,300	Ford Motor Co.	220,043

		1,139,210

CONSUMER STAPLES – 3.76%

6,300	Safeway, Inc.	217,728
36,700	Tyson Foods, Inc. – Class A	603,715

		821,443

FINANCIAL SERVICES – 33.67%

15,550	Citigroup, Inc.	866,135
29,100	Countrywide Financial Corp.	1,235,295
22,850	Fannie Mae	1,357,062
17,850	Freddie Mac	1,212,015
12,600	Genworth Financial, Inc. – Class A	431,046
13,500	JPMorgan Chase & Co.	652,050
4,900	MGIC Investment Corp.	306,446
28,500	Washington Mutual, Inc.	1,296,465

		7,356,514

HEALTH CARE – 6.95%

19,500	Sanofi-Aventis (ADR)	$900,315
88,500	Tenet Healthcare Corp.*	616,845

		1,517,160

INDUSTRIALS – 10.16%

6,800	AMR Corp.*	205,564
12,400	General Electric Co.	461,404
31,500	Tyco International Ltd.	957,600
13,500	UAL Corp.*	594,000

		2,218,568

MATERIALS & PROCESSING – 2.96%

252,650	Abitibi-Consolidated, Inc.	646,784

TECHNOLOGY – 16.34%

67,900	Alcatel-Lucent (ADR)	965,538
49,810	AU Optronics Corp. (ADR)	687,876
8,400	Avnet, Inc.*	214,452
54,100	BearingPoint, Inc.*	425,767
16,700	Dell, Inc.*	419,003
16,410	Nortel Networks Corp.*	438,639
121,300	Sanmina-SCI Corp.*	418,485

		3,569,760

TELECOMMUNICATION – 4.72%

4,000	Embarq Corp.	210,240
43,400	Sprint Nextel Corp.	819,826

		1,030,066

UTILITIES – 8.27%

28,900	Mirant Corp.*	912,373
63,000	Reliant Energy, Inc.*	895,230

		1,807,603

TOTAL COMMON STOCKS (cost $18,529,827)		$20,107,108
OTHER ASSETS LESS LIABILITIES – 7.96%		1,739,026

NET ASSETS – 100.00%		$21,846,134

*	Non-income producing security

ADR – American Depositary Receipt

14  _ _  Constellation Institutional Portfolios 2006 Annual Report

Constellation Institutional Portfolios – JSAM Value Portfolio

Schedule of Investments
December 31, 2006

Sector Weightings+ (unaudited)

Consumer Discretionary	14.00%
Consumer Staples	9.57%
Financial Services	17.09%
Health Care	6.03%
Industrials	18.80%
Materials and Processing	7.85%
Technology	19.07%
Telecommunication	2.09%
Utilities	5.50%

Total Investments	100.00%

+	As a percent of total investments

		Market
Shares		Value

COMMON STOCKS – 85.16%

CONSUMER DISCRETIONARY – 11.92%

10,500	American Axle & Manufacturing Holdings, Inc.	$199,395
14,900	Cooper Tire & Rubber Co.	213,070
6,700	D.R. Horton, Inc.	177,483
11,500	Eddie Bauer Holdings, Inc.*	104,190
23,700	Fleetwood Enterprises, Inc.*	187,467
27,100	Libbey, Inc.	334,414

		1,216,019

CONSUMER STAPLES – 8.16%

7,000	Nash Finch Co.	191,100
7,400	Pilgrim’s Pride Corp.	217,782
30,500	Spectrum Brands, Inc.*	332,450
5,500	Tyson Foods, Inc. – Class A	90,475

		831,807

FINANCIAL SERVICES – 14.55%

9,300	Annaly Capital Management, Inc.	129,363
7,500	Countrywide Financial Corp.	318,375
8,800	Fannie Mae	522,632
5,200	Freddie Mac	353,080
10,000	New York Community Bancorp, Inc.	161,000

		1,484,450

HEALTH CARE – 5.13%

4,900	PharmaNet Development Group, Inc.*	108,143
3,400	Sanofi-Aventis (ADR)	156,978
37,100	Tenet Healthcare Corp.*	258,587

		523,708

INDUSTRIALS – 16.01%

3,200	Aegean Marine Petroleum Network, Inc.*	$52,480
60,600	Bombardier, Inc. – Class B*	204,222
6,700	GenCorp, Inc.*	93,934
63,900	Global Power Equipment Group, Inc.*	44,730
23,300	Hudson Highland Group, Inc.*	388,644
12,300	Tyco International Ltd.	373,920
7,000	UAL Corp.*	308,000
2,400	US Airways Group, Inc.*	129,240
31,500	Wolverine Tube, Inc.*	38,430

		1,633,600

MATERIALS & PROCESSING – 6.69%

123,900	Abitibi-Consolidated, Inc.	317,184
9,200	Bowater, Inc.	207,000
2,800	Cytec Industries, Inc.	158,228

		682,412

TECHNOLOGY – 16.24%

7,400	Alcatel-Lucent (ADR)	105,228
89,600	Alliance Semiconductor Corp.*	392,448
21,100	AU Optronics Corp. (ADR)	291,391
3,900	Avnet, Inc.*	99,567
14,000	BE Semiconductor Industries N.V.*	82,460
23,800	BearingPoint, Inc.*	187,306
8,600	MasTec, Inc.*	99,244
3,810	Nortel Networks Corp.*	101,841
62,400	Sanmina-SCI Corp.*	215,280
25,600	Solectron Corp.*	82,432

		1,657,197

TELECOMMUNICATION – 1.78%

9,600	Sprint Nextel Corp.	181,344

UTILITIES – 4.68%

33,600	Reliant Energy, Inc.*	477,456

TOTAL COMMON STOCKS (cost $8,464,519)		$8,687,993
OTHER ASSETS LESS LIABILITIES – 14.84%		1,514,448

NET ASSETS – 100.00%		$10,202,441

*	Non-income producing security

ADR – American Depositary Receipt

Constellation Institutional Portfolios 2006 Annual Report  _ _  15

Financial Statements

Constellation Institutional Portfolios
Statements of Assets and Liabilities
December 31, 2006

	CIP Sands Capital	CIP JSAM
	Institutional	Large Cap	CIP JSAM
	Growth Portfolio	Value Portfolio	Value Portfolio

ASSETS
Investments in securities, at cost	$1,180,604,408	$18,529,827	$8,464,519

Investments in securities, at value	$1,222,417,542	$20,107,108	$8,687,993
Cash	32,593,088	1,286,254	1,159,243
Receivables:
Dividends and Interest	406,561	15,290	9,159
Investments sold	—	666,688	244,319
Capital stock sold	5,158,060	132,944	105,980
Prepaid assets	45,284	2,311	2,307

TOTAL ASSETS	1,260,620,535	22,210,595	10,209,001

LIABILITIES
Payables:
Investments purchased	17,057,019	280,367	—
Capital stock redeemed	8,291,627	68,900	—
Distribution payable	—	2,284	—
Unified management fee	820,654	12,910	6,560

TOTAL LIABILITIES	26,169,300	364,461	6,560

NET ASSETS	$1,234,451,235	$21,846,134	$10,202,441

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	111,212,064	1,995,195	958,039

Net asset value, offering price and redemption price per share	$11.10	$10.95	$10.65

Net Assets Consist of:
Paid-in capital	$1,235,188,260	$19,958,647	$9,785,633
Accumulated net investment income	—	176	—
Accumulated net realized gains (losses) on investments	(42,550,159)	310,030	193,334
Net unrealized appreciation on investments	41,813,134	1,577,281	223,474

NET ASSETS	$1,234,451,235	$21,846,134	$10,202,441

See accompanying notes to financial statements.

16  _ _  Constellation Institutional Portfolios 2006 Annual Report

Financial Statements

Constellation Institutional Portfolios
Statements of Operations
For the Year Ended December 31, 2006

	CIP Sands Capital	CIP JSAM
	Institutional	Large Cap	CIP JSAM
	Growth Portfolio	Value Portfolio	Value Portfolio

INVESTMENT INCOME
Dividends (net of foreign taxes of $62,571, $5,450 and $515, respectively)	$3,590,981	$354,928	$93,860

EXPENSES
Unified management fee	7,871,160	129,176	65,975
Registration fees	103,317	6,828	6,828
Miscellaneous expenses	65,647	1,770	1,009

TOTAL EXPENSES	8,040,124	137,774	73,812

NET INVESTMENT INCOME (LOSS)	(4,449,143)	217,154	20,048

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	(41,457,857)	1,410,865	1,023,448
Net change in unrealized appreciation (depreciation) of investments	(2,489,784)	1,400,277	97,632

Net realized and unrealized gains (losses) on investments	(43,947,641)	2,811,142	1,121,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,396,784)	$3,028,296	$1,141,128

See accompanying notes to financial statements.

Constellation Institutional Portfolios 2006 Annual Report  _ _  17

Financial Statements

Constellation Institutional Portfolios
Statements of Changes in Net Assets

	CIP Sands Capital		CIP JSAM
	Institutional		Large Cap		CIP JSAM
	Growth Portfolio		Value Portfolio		Value Portfolio

	For the Year	For the Period	For the Year	For the Period	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005(1)	2006	2005(2)	2006	2005(3)

OPERATIONS
Net investment income (loss)	$(4,449,143)	$(929,982)	$217,154	$73,667	$20,048	$10,272
Net realized gains (losses) from security transactions	(41,457,857)	(1,092,302)	1,410,865	278,136	1,023,448	200,310
Net change in unrealized appreciation (depreciation) of investments	(2,489,784)	44,302,918	1,400,277	177,004	97,632	125,842

Net increase (decrease) in net assets	(48,396,784)	42,280,634	3,028,296	528,807	1,141,128	336,424

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	—	—	(217,086)	(73,559)	(20,116)	(10,245)
Distributions from realized gains	—	—	(1,204,832)	(174,139)	(939,440)	(90,943)

Total distributions to shareholders	—	—	(1,421,918)	(247,698)	(959,556)	(101,188)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	912,543,690	591,430,758	6,337,199	14,413,430	3,183,262	7,602,726
Shares issued as reinvestment of distributions	—	—	1,337,168	244,601	954,889	86,867
Shares redeemed	(245,198,366)	(18,208,697)	(2,107,716)	(266,035)	(1,831,273)	(210,838)

Net increase in net assets derived from capital share transactions	667,345,324	573,222,061	5,566,651	14,391,996	2,306,878	7,478,755

Total increase in net assets	618,948,540	615,502,695	7,173,029	14,673,105	2,488,450	7,713,991
NET ASSETS
Beginning of period	615,502,695	—	14,673,105	—	7,713,991	—

End of period	$1,234,451,235	$615,502,695	$21,846,134	$14,673,105	$10,202,441	$7,713,991

Undistributed Net investment Income (Loss)	$—	$—	$176	$108	$—	$27

Transactions in capital stock were:
Shares sold	81,734,037	53,797,479	596,776	1,474,893	299,148	759,724
Shares issued as reinvestment of distributions	—	—	124,285	24,620	90,607	8,423
Shares redeemed	(22,725,835)	(1,593,617)	(198,237)	(27,142)	(178,523)	(21,340)

Net increase in shares outstanding	59,008,202	52,203,862	522,824	1,472,371	211,232	746,807

(1)	Fund commenced operations on January 21, 2005.

(2)	Fund commenced operations on June 20, 2005.

(3)	Fund commenced operations on June 17, 2005.
See accompanying notes to financial statements.

18  _ _  Constellation Institutional Portfolios 2006 Annual Report

Financial Statements

Constellation Institutional Portfolios
Financial Highlights
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CIP Sands Capital			CIP JSAM
	Institutional			Large Cap			CIP JSAM
	Growth Portfolio			Value Portfolio			Value Portfolio

	For the Year	For the Period		For the Year	For the Period		For the Year	For the Period
	Ended	Ended		Ended	Ended		Ended	Ended
	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,
	2006	2005(1)		2006	2005(2)		2006	2005(3)

Net Asset Value, Beginning of Period	$11.79	$10.00		$9.97	$10.00		$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)		0.12	0.05		0.02	0.02
Net realized and unrealized gains (losses) on investments	(0.65)	1.81		1.59	0.09		1.45	0.45

Total from investment operations	(0.69)	1.79		1.71	0.14		1.47	0.47

Less Distributions:
Distributions from net investment income	—	—		(0.12)	(0.05)		(0.02)	(0.02)
Distributions from capital gains	—	—		(0.61)	(0.12)		(1.13)	(0.12)

Total distributions	—	—		(0.73)	(0.17)		(1.15)	(0.14)

Net Asset Value, End of Period	$11.10	$11.79		$10.95	$9.97		$10.65	$10.33

Total Return	(5.85)%	17.90	%**	17.32%	1.43	%**	14.35%	4.69	%**
Ratios/Supplemental Data
Net assets, end of period (000):	$1,234,451	$615,503		$21,846	$14,673		$10,202	$7,714
Ratio of expenses to average net assets:	0.80%	0.79	%*	0.75%	0.71	%*	0.90%	0.83	%*
Ratio of net investment income (loss) to average net assets:	(0.44)%	(0.45	)%*	1.18%	1.24	%*	0.24%	0.34	%*
Portfolio turnover rate:	28.44%	15.62	%**	81.69%	44.74	%**	88.07%	42.99	%**

(1)	Fund commenced operations on January 21, 2005.

(2)	Fund commenced operations on June 20, 2005.

(3)	Fund commenced operations on June 17, 2005.

*	Calculation is annualized.

**	Calculation is not annualized.
See accompanying notes to financial statements.

Constellation Institutional Portfolios 2006 Annual Report  _ _  19

Notes to Financial Statements

Constellation Institutional Portfolios
Notes to Financial Statements
December 31, 2006

1.	ORGANIZATION

Constellation Institutional Portfolios (the “Trust”), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with three active portfolios, all of which are non-diversified. The financial statements included herein are those of the CIP Sands Capital Institutional Growth Portfolio, CIP JSAM Large Cap Value Portfolio and CIP JSAM Value Portfolio, each a “Fund” and collectively the “Funds”. The Funds commenced operations on January 21, 2005, June 20, 2005 and June 17, 2005, respectively.

The Funds are registered to offer one class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the class of shares currently being offered.

The Board of Trustees has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation – Investments in equity securities which are traded on a national exchange, other than on the NASDAQ national market system, are stated at the last quoted sales price, if readily available, for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. For NASDAQ traded securities, market value is determined on the basis of the NASDAQ official closing price (the “NOCP”) instead of the last reported sales price. Short-term debt securities with maturities of 60 days or less are carried at amortized cost, which approximates market value. Other debt securities are carried at fair market value as determined pursuant to guidelines established by the Board of Trustees.

Securities for which market quotations are not readily available may be valued with reference to securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or a significant event with respect to a security has occurred. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. For the year ended December 31, 2006, there were no securities fair-valued.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

20  _ _  Constellation Institutional Portfolios 2006 Annual Report

Notes to Financial Statements

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Net Asset Value Per Share – The net asset value per share is calculated each business day. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

Expenses – The Funds pay a unified management fee to the investment manager for providing or procuring advisory, administration and other services. The Investment Manager is responsible for compensating any third party engaged to provide services under its supervision and is also responsible for payment of the fees of the independent trustees, custodian, independent auditor, legal counsel (excluding costs in connection with certain litigation or administrative actions), and the transfer and dividend disbursing agent. The Funds will pay all state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

Dividends and Distributions – The Funds pay distributions of net income quarterly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

3.	CHANGE IN INVESTMENT MANAGER

On November 18, 2005, Constellation Investment Management Company L.P. (“CIMCO”) and certain of its affiliates entered into an agreement with Touchstone Advisors, Inc. (“Touchstone”) pursuant to which Touchstone would acquire CIMCO’s business as investment manager and administrator to the Trust, subject to shareholder approval of a new management agreement and new sub-advisory agreements. On February 28, 2006, shareholders of the Trust approved the new agreements.

4.	TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers of the Investment Manager, the Distributor (Touchstone Securities, Inc.) or the Sub-Administrator (Integrated Investment Services, Inc.). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

Effective March 1, 2006, Touchstone Securities, Inc. acts as Distributor for the Funds.

Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. provided distribution and shareholder services to the Funds under separate distribution and shareholder servicing plans and agreements.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and the Investment Manager are permitted to operate in a “Manager-of-Managers” structure.

5.	MANAGEMENT AGREEMENT

Effective March 1, 2006, the Trust and Touchstone are parties to a management agreement under which Touchstone receives a fee, calculated daily and paid monthly, of 0.78%, 0.70% and 0.80% per annum of the average daily net assets of the CIP Sands Capital Institutional Growth Portfolio, CIP JSAM Large Cap Value Portfolio and CIP JSAM Value Portfolio, respectively. Under the management agreement, Touchstone continuously reviews, supervises and administers the Funds’ investment programs, subject to the supervision of and policies established by the Board of Trustees. Under the management agreement, Touchstone also provides administrative services to the Trust and pays all operating expenses on the Trust’s behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

Prior to March 1, 2006, the Trust and CIMCO were parties to a management agreement under which CIMCO received a fee, calculated daily and paid monthly, of 0.78%, 0.70% and 0.80% per annum of the average daily net assets of the CIP Sands Capital Institutional Growth Portfolio, CIP JSAM Large Cap Value Portfolio and CIP JSAM Value Portfolio, respectively. Under the management agreement, CIMCO also provided administrative services to the Trust and paid all operating expenses on the Trust’s

Constellation Institutional Portfolios 2006 Annual Report  _ _  21

Notes to Financial Statements

behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

Sands Capital Management, LLC, a SEC registered adviser, serves as the sub-adviser to the CIP Sands Capital Institutional Growth Portfolio and makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.

JS Asset Management, LLC (“JSAM”), a SEC registered adviser, serves as the sub-adviser to the CIP JSAM Value and CIP JSAM Large Cap Value Portfolios and makes investment decisions for the Funds and also ensures compliance with the Funds’ investment policies and guidelines.

6.	OTHER SERVICE PROVIDERS

PFPC Inc. (“PFPC”) serves as the transfer agent and dividend-disbursing agent for the Trust under a transfer agency agreement with the Trust. PFPC also serves as the sub-administrator and fund accounting agent to the Trust. Integrated Investment Services, Inc. also serves as a sub-administrator to the Trust under a sub-administration agreement with Touchstone. PFPC Trust Co. provides custodial services to the Trust. Touchstone, not the Funds, compensates PFPC, PFPC Trust Co. and Integrated Investment Services, Inc. for their services.

7.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds of security sales, other than short-term investments and U.S. government securities, for the year ended December 31, 2006, were as follows:

Portfolio	Purchases	Sales

CIP Sands Capital Institutional Growth	$951,227,634	$277,472,491
CIP JSAM Large Cap Value	17,875,334	14,375,643
CIP JSAM Value	7,170,873	6,992,165

8.	FEDERAL INCOME TAXES

The Funds are classified as separate taxable entities for Federal income tax purposes. The Funds intend to continue to qualify as separate “Regulated Investment Companies” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve them from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	CIP Sands
	Capital	CIP JSAM
	Institutional	Large Cap	CIP JSAM
	Growth	Value	Value

Ordinary Income (inclusive of short-term capital gains)	$—	$1,255,961	$861,982
Long-Term Capital Gains	—	165,957	97,574

Total Distributions Paid	$—	$1,421,918	$959,556

The tax character of distributions paid during the period ended December 31, 2005 was as follows:

	CIP Sands
	Capital	CIP JSAM
	Institutional	Large Cap	CIP JSAM
	Growth	Value	Value

Ordinary Income (inclusive of short-term capital gains)	$—	$247,698	$101,188

Total Distributions Paid	$—	$247,698	$101,188

The amounts of distributions from ordinary income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications will be made to the appropriate equity accounts in the period that the differences arise. As of December 31, 2006, the reclassifications were as follows:

	Increase	(Decrease)
	Accumulated Net	Accumulated
	Investment	Net Realized	(Decrease)
	Income (Loss)	Gains (Losses)	Paid-in-Capital

CIP Sands Capital Institutional Growth	$4,449,143	$—	$(4,449,143)
CIP JSAM Value	41	(41)	—

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains, if any, prior to distributing such gains to shareholders. At December 31, 2006, the Sands Capital Institutional Growth Portfolio had capital loss carryforwards as follows:

	Capital Loss	Year of
	Carryforward	Expiration

CIP Sands Capital Institutional Growth	$8,645	2013
	38,737,401	2014

22  _ _  Constellation Institutional Portfolios 2006 Annual Report

Notes to Financial Statements

At December 31, 2006, the Components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	CIP Sands
	Capital	CIP JSAM
	Institutional	Large Cap	CIP JSAM
	Growth	Value	Value

Undistributed ordinary income	$—	$102,521	$249,217
Undistributed long-term gains	—	239,721	26,027
Capital loss carryforwards	(38,746,046)	—	—
Net unrealized appreciation	38,009,021	1,545,245	141,564

Total Distributable Earnings/(Accumulated Losses)	$(737,025)	$1,887,487	$416,808

At December 31, 2006, the tax cost of investments, gross unrealized appreciation and gross unrealized depreciation on a tax basis were as follows:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
Portfolio	Tax Cost	Appreciation	Depreciation	Appreciation

CIP Sands Capital Institutional Growth	$1,184,408,521	$109,997,686	$(71,988,665)	$38,009,021
CIP JSAM Large Cap Value	18,561,863	2,065,674	(520,429)	1,545,245
CIP JSAM Value	8,546,429	1,083,114	(941,550)	141,564

The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual report on June 30, 2007. Management is in the process of determining the impact of adoption.

9.	CONCENTRATIONS/RISKS

Each Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ net asset value and magnified effect on the total return.

10.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Constellation Institutional Portfolios 2006 Annual Report  _ _  23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of Constellation Institutional Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Constellation Institutional Portfolios (comprising, respectively, the CIP Sands Capital Institutional Growth Portfolio, CIP JSAM Large Cap Value Portfolio and CIP JSAM Value Portfolio) (the “Funds”) as of December 31, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Constellation Institutional Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Constellation Institutional Portfolios at December 31, 2006, the results of their operations, changes in their net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 21, 2007

24  _ _  Constellation Institutional Portfolios 2006 Annual Report

Shareholder Additional Information (unaudited)

QUALIFIED DIVIDEND INCOME
For the year ended December 31, 2006, 25.69% and 8.59% of the dividends paid by the CIP JSAM Large Cap Value and CIP JSAM Value Portfolios, respectively, from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

DIVIDEND RECEIVED DEDUCTION
Corporate shareholders may exclude up to 70% of qualifying dividends. For the purpose of computing this exclusion, 29.32% and 10.00% of the dividends paid by the CIP JSAM Large Cap Value and CIP JSAM Value Portfolios, respectively, from ordinary income during the year ended December 31, 2006, represent qualifying dividends.

LONG-TERM CAPITAL GAIN DESIGNATION

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2006 as follows:

CIP JSAM Large Cap Value Portfolio	$165,957
CIP JSAM Value Portfolio	$97,574

PROXY VOTING INFORMATION
The Funds’ Statement of Additional Information (“SAI”), which contains a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling 1-800-304-2459; and (ii) on the Securities and Exchange Commissions website at http://www.sec.gov.

INFORMATION ON FORM N-Q
The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Constellation Institutional Portfolios 2006 Annual Report  _ _  25

Trustees and Executive Officers (unaudited)

Information pertaining to the Trustees and executive officers* of Constellation Institutional Portfolios is set forth below. The statement of additional information (SAI) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 304-2459.

				Number of Funds
Name		Term of Office	Principal	Overseen in the	Other
Address	Position Held	And Length of	Occupation(s)	Touchstone Fund	Directorships
Age	with Trust	Time Served(2)	During Past 5 Years	Complex(3)	Held(4)
INTERESTED TRUSTEES:(1)
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Age: 51	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 2006	Senior Vice President of The Western and Southern Life Insurance Company. President and a director of IFS Financial Services, Inc. (a holding company). She is a director of Capital Analysts Incorporated (an investment advisor and broker-dealer), Integrated Investment Services, Inc. (the Trust’s sub-administrator and transfer agent), IFS Fund Distributors, Inc. (a broker-dealer), Touchstone Advisors, Inc. (the Trust’s investment manager and administrator) and Touchstone Securities, Inc. (the Trust’s distributor). She is also President and a director of IFS Agency Services, Inc. (an insurance agency), W&S Financial Group Distributors, Inc. (an annuity distributor) and IFS Systems, Inc. She is Senior Vice President and a director of W&S Brokerage Services, Inc. (a broker-dealer). She is President and Chief Executive Officer of Integrity Life Insurance Company and National Integrity Life Insurance Company. She is President of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios. She was President of Touchstone Advisors, Inc., and Touchstone Securities, Inc. until 2004.	54	Director of LaRosa’s (a restaurant chain).
John F. Barrett The Western and Southern Life Insurance Company 400 Broadway Cincinnati, OH Age: 57	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2007	Chairman of the Board, President and Chief Executive Officer of The Western and Southern Life Insurance Company, Western- Southern Life Assurance Company and Western & Southern Financial Group, Inc.; Director and Chairman of Columbus Life Insurance Company; Fort Washington Investment Advisors, Inc., Integrity Life Insurance Company and National Integrity Life Insurance Company; Director of Eagle Realty Group, Inc., Eagle Realty Investments, Inc. and Integrated Investment Services, Inc.; Director, Chairman and CEO of WestAd, Inc.; President and Trustee of Western & Southern Financial Fund, Inc.	54	Director of The Andersons (an agribusiness and retailing company); Convergys Corporation (a provider of business support systems and customer care operations) and Fifth Third Bancorp.
INDEPENDENT TRUSTEES:
Richard L. Brenan 1420 Neeb Road Cincinnati, OH Age: 62	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2007	Retired Managing Partner of KPMG LLP (a certified public accounting firm); Director of The National Underwriter Company (a publisher of insurance and financial service products) until 2003.	54	Director of Wing Eyecare Companies.

26  _ _  Constellation Institutional Portfolios 2006 Annual Report

Trustees and Executive Officers (unaudited)

				Number of Funds
Name		Term of Office	Principal	Overseen in the	Other
Address	Position Held	And Length of	Occupation(s)	Touchstone Fund	Directorships
Age	with Trust	Time Served(2)	During Past 5 Years	Complex(3)	Held(4)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Age: 59	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2006	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	54	Director of the Federal Reserve Bank of Cleveland and Duke Energy (a utility company); Chairman of The Cincinnati Bell Telephone Company LLC; Director of The Timken Company (a manufacturer of bearings, alloy steels and related products and services); Director of Diebold, Incorporated (a provider of integrated self-service delivery and security systems).
H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 68	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2007	Principal of HJL Enterprises (a privately held investment company).	54	None
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 68	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2006	Executive for Duro Bag Manufacturing Co. (a bag manufacturer); President of Shor Foundation for Epilepsy Research (a charitable foundation); Trustee of Riverfront Funds (mutual funds) from 1999 — 2004.	54	Trustee of Jewish Hospital, Greater Cincinnati Arts & Education Center and Cincinnati Arts Association.
Robert E. Stautberg c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 72	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2006	Retired Partner of KPMG LLP (a certified public accounting firm). He is Vice President of St. Xavier High School.	54	Trustee of Tri-Health Physician Enterprise Corporation.
John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 58	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2007	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company). President of Cincinnati Biomedical (a life science and economic development company). CEO, Chairman and Director of Astrum Digital Information (an information monitoring company) from 2000 until 2001.	54	Director of QMed (a health care management company).

1	Ms. McGruder, as a director of the Investment Manager and the Distributor, and an officer of affiliates of the Investment Manager and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Investment Manager and the Distributor, and an officer of other affiliates of the Investment Manager and the Distributor is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3	The Touchstone Fund Complex consists of 3 series of the Trust, 4 series of Touchstone Tax-Free Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust, and 5 series of Touchstone Investment Trust.

4	Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Investment Trust.

Constellation Institutional Portfolios 2006 Annual Report  _ _  27

Trustees and Executive Officers (unaudited)

				Number of Funds
Name		Term of Office and		Overseen in the	Other
Address	Position Held	Length of	Principal Occupation(s) During	Touchstone	Directorships
Age	with Trust(1)	Time Served	Past 5 Years	Fund Complex(2)	Held
PRINCIPAL OFFICERS:
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 51	President and Trustee	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	54	See biography above.
Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 50	Vice President and Chief Compliance Officer	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President-Compliance of IFS Financial Services, Inc., Director of Compliance of W&S Brokerage Services, Inc.; Chief Compliance Officer of Puglisi & Co. from 2001 until 2002.	54	None
James H. Grifo Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 55	Vice President	Until resignation, removal or disqualification Vice President since 2004	President of Touchstone Advisors, Inc. and Touchstone Securities, Inc.; Managing Director, Deutsche Asset Management until 2001.	54	None
William A. Dent Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 44	Vice President	Until resignation, removal or disqualification Vice President since 2004	Senior Vice President of Touchstone Advisors, Inc.; Marketing Director of Promontory Interfinancial Network from 2002-2003.	54	None
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Age: 44	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Senior Vice President, Chief Financial Officer and Treasurer of Integrated Investment Services, Inc., IFS Fund Distributors, Inc. and W&S Brokerage Services, Inc. She is Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, Inc. and Touchstone Securities, Inc. and Assistant Treasurer of Fort Washington Investment Advisors, Inc.	54	None
Jay S. Fitton Integrated Investment Services, Inc. 303 Broadway Cincinnati, OH Age: 36	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002 — 2006	Senior Counsel at Integrated Investment Services, Inc.	54	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1)	Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, and Touchstone Funds Group Trust.

(2)	The Touchstone Fund Complex consists of 3 series of the Trust, 4 series of Touchstone Tax-Free Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust, and 5 series of Touchstone Investment Trust.

28  _ _  Constellation Institutional Portfolios 2006 Annual Report

For More Information

Constellation Institutional Portfolios
303 Broadway
Suite 1100
Cincinnati, OH 45202

Investment Manager
Touchstone Advisors, Inc.
303 Broadway
Suite 1100
Cincinnati, OH 45202

Distributor
Touchstone Securities, Inc.
303 Broadway
Suite 1100
Cincinnati, OH 45202

Sub-Advisers
Sands Capital Management, LLC
1100 Wilson Boulevard
Suite 3050
Arlington, VA 22209

JS Asset Management, LLC
One Tower Bridge
100 Front Street, Suite 501
West Conshohocken, PA 19428

Sub-Administrator, Transfer Agent and
Fund Accounting Agent
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA 19153

Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Ernst & Young LLP
312 Walnut Street
Cincinnati, OH 45202

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

Constellation Institutional Portfolios 2006 Annual Report  _ _  29

Constellation Institutional Portfolios
303 Broadway, Suite 1100
Cincinnati, OH 45202
1 (800) 304-2459
www.ciptrust.com

AI7AR-1205

30  _ _  Constellation Institutional Portfolios 2006 Annual Report

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2006	$63,000

2005	$60,000

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2006 and $6,000 for 2005.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $ 0 for 2006 and $0 for 2005.
(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.
(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.
(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were approximately $89,800 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005.

(h)	Not applicable

Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Constellation Institutional Portfolios

By (Signature and Title)*	/s/ Jill McGruder Jill McGruder, President
(principal executive officer)

Date	3/7/07
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill McGruder Jill McGruder, President
(principal executive officer)

Date	3/7/07

By (Signature and Title)*	/s/ Terrie Wiedenheft Terrie Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	3/7/07

*	Print the name and title of each signing officer under his or her signature.